                                                                    EXHIBIT 10.1

                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of June 6, 2000, by and among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Company"), MARSHALL B. HUNT, a resident of the state of Georgia ("Hunt") and HUNT FAMILY INVESTMENTS, L.L.L.P., a Georgia limited liability partnership ("Hunt Investments"). Hunt and Hunt Investments shall sometimes be collectively referred to herein as "Borrower."


                                   BACKGROUND

         A. Hunt is the Chairman and Chief Executive Officer of Company.

         B. Company is making a full recourse, short-term loan to Borrower in the principal amount of Nine Hundred Thousand Dollars ($900,000) (the "Loan").

         C. The Loan shall be evidenced by a Secured Promissory Note (the "Note") in the form attached hereto as EXHIBIT C.

         D. The Note shall be secured by 1,889,733 shares of Company Common Stock owned by Hunt and 924,210 shares of Company Common Stock owned by Hunt Investments, represented by Certificate Nos. 73 and 72, respectively, pursuant to the terms and conditions of the pledge agreements to be executed by Hunt and Hunt Investments in the form attached hereto as EXHIBIT D (collectively, the "Pledge Agreements").

         E. Simultaneously with the transactions contemplated under this Agreement, Company is amending the terms of its credit facility with Banc of America Commercial Finance Corporation (the "Lender") pursuant to which Company shall borrow Nine Hundred Thousand Dollars ($900,000) (the "Bank Loan") for the purpose of making the Loan. As collateral for the Bank Loan, Company shall pledge the Note, the Pledge Agreements and the underlying collateral thereunder to Lender pursuant to the terms and conditions of the Pledge and Assignment of Note and Collateral attached hereto as EXHIBIT E.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the agreements made herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Borrower each agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1 USE OF DEFINED TERMS. In addition to the words and terms defined elsewhere in this Agreement or by reference to the Note, the Pledge Agreements or other instruments, the words and terms set forth in Section 1.2 shall have the meanings therein set forth unless the context or use expressly indicates different meaning or intent. Such definitions shall be equally applicable to both the singular and plural forms, and the masculine, feminine and neuter forms of any of the words and terms therein defined.

         SECTION 1.2 DEFINITIONS. As used herein:

         "Agreement" means this Loan Agreement, as from time to time amended or supplemented.

         "Bank Loan" means the loan by Lender to Company in the amount of Nine Hundred Thousand Dollars ($900,000) for the purpose of making the Loan.

         "Closing Date" means the date of execution and delivery of the Loan Documents.

         "Collateral" means the property identified in EXHIBIT 1.2.

         "Event of Default" means any of the events described as an event of default in Section 4.1 hereof.

         "Lender" means the Banc of America Commercial Finance Corporation.

         "Loan" means the loan by Company to Borrower in the total sum of the Loan Amount, to be disbursed pursuant to Section 3.3 hereof.

         "Loan Amount" means Nine Hundred Thousand Dollars ($900,000).

         "Loan Documents" means this Agreement and all other agreements, certificates, instruments and other documents required by Company to evidence or secure, or delivered in connection with the consummation of, the Loan, as such documents may be amended or supplemented from time to time.

         "Note" means the Secured Promissory Note, as executed in the form attached hereto as EXHIBIT C, evidencing the obligation of Borrower to repay the Loan and any replacement or substitute instrument.

         "Notice Address" means as to Company and Borrower, the addresses set forth in the Pledge Agreements, or such additional or different address, notice of which is given under Section 17 of the Pledge Agreements.

         "Person" means an individual, a partnership, a corporation, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture, a governmental authority or any other entity of whatever nature.

         "Pledge Agreements" means the pledge agreements as executed by Hunt and Hunt Investments in the form attached hereto as EXHIBIT D, evidencing the pledge of the Collateral to Company.

                                   ARTICLE II
                                 REPRESENTATIONS

         SECTION 2.1 REPRESENTATIONS WITH RESPECT TO BORROWER. Borrower each hereby represents and warrants that:

         (a) Hunt is an individual residing at the Notice Address. Hunt Investments is a Georgia limited liability partnership with its offices at the Notice Address.

         (b) Borrower has full power and authority to execute and deliver the Loan Documents and to carry out the transactions contemplated thereunder. Such execution, delivery and performance do not, and will not, violate any provision of law applicable to Borrower, and do not, and will not, conflict with or result in a default under any agreement or instrument to which Borrower is a party or by which Borrower or any of his property or assets is or may be bound. The Loan Documents have been duly executed and delivered by Borrower, and all necessary actions have been taken to constitute the Loan Documents as valid and binding obligations of Borrower in accordance with their respective terms.

         (c) The Loan is being made solely for the purpose of (i) refinancing Borrower's margin loan with Prudential Securities Incorporated in the amount of $806,245.83 as of the date hereof and causing the release of Company's common stock pledged by Borrower to secure such margin loan; and (ii) reimbursing Borrower for payments previously made on such margin loan in the amount of $93,754.17.

         (d) There are no actions, suits or proceedings pending or threatened against or affecting Borrower or any of his property or assets which, if adversely determined, would individually or in the aggregate materially impair the ability of Borrower to perform any of his obligations under the Loan or would adversely affect the financial condition of Borrower.

         (e) Subject to the pledge of Borrower's stock to secure the margin loan with Prudential Securities Incorporated, the co-sale rights contained in the Loan and Pledge Agreement by and between Hunt and Tapir Investments (Bahamas) Ltd. dated as of April 9, 1998 and amended on April 30, 1999, and except as created by the Loan Documents, Borrower has made no contract or arrangement of any kind, which has given rise to, or the performance of which by the other party thereto would give rise to, a lien or claim of lien on the Collateral.

         (f) No representation or warranty of Borrower contained in any of the Loan Documents, and no statement contained in any certificate, schedule, list, financial statement or other instrument furnished by or on behalf of Borrower to Company contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

         (g) The proceeds of the Loan shall be used as follows: (i) $806,245.83 shall be paid to Prudential Securities Incorporated, which shall constitute payment in full of Borrower's margin loan; and (ii) $93,754.17 shall be paid to Borrower as reimbursement for payments previously made on Borrower's margin loan.

         (h) Subject to the pledge of Borrower's stock to secure the margin loan with Prudential Securities Incorporated, the co-sale rights contained in the Loan and Pledge Agreement by and between Hunt and Tapir Investments (Bahamas) Ltd. dated as of April 9, 1998 and amended on April 30, 1999, any restrictions on transferability in Company's Articles of Incorporation and Bylaws or under federal and state securities laws and except as created by the Loan Documents, Borrower has good and marketable title to the Collateral, subject in all cases to no lien, charge, easement, condition, restriction or encumbrance.

         (i) After giving effect to the transactions contemplated by the Loan Documents, Hunt and Hunt Investments will be solvent and able to pay their debts as they mature.

All representations and warranties contained in, or made in connection with, this Agreement and the other Loan Documents shall survive the Closing Date and the disbursement of the Loan and shall not be limited or otherwise affected by any and all inspections, investigations, reviews or other inquiries made or other actions taken by Company or any of its agents, representatives and designees or any other person assisting any of the foregoing or acting for or on behalf of Company in connection with the Loan Documents or the consummation of the Loan.

                                   ARTICLE III
                           LOAN; CONDITIONS TO CLOSING

         SECTION 3.1 LOAN AND REPAYMENT. On the terms and conditions of this Agreement, the Note and the Pledge Agreements, Company shall lend to Borrower the Loan Amount to be disbursed as follows: (i) $806,245.83 shall be paid to the Prudential Securities Incorporated; and (ii) $93,754.17 shall be paid to Borrower. The Loan shall be evidenced by this Agreement and the Note and secured by the Pledge Agreements and other Loan Documents, as applicable. Those instruments shall be executed and delivered by Borrower to Company concurrently with the execution and delivery of this Agreement and the delivery of all other documents and the satisfaction of all other closing conditions required by this Agreement. The Loan shall be disbursed on the Closing Date pursuant to Section
3.3 hereof upon the satisfaction of the conditions set forth in Section 3.2 hereof. The terms of repayment of the Loan shall be as set forth in the Note, and Borrower shall make all payments required to be made under the Note as and when due.

         SECTION 3.2 CONDITIONS TO DISBURSEMENT. The disbursement of the Loan shall be made on the Closing Date, provided Company shall have received the following on or before the Closing Date:

         (a) the duly executed Note;

         (b) the duly executed Pledge Agreements, together with stock certificates evidencing such pledged shares and stock transfer powers duly executed by Borrower;

         (c) confirmation that the Bank Loan has closed; and

         (d) such other certifications, documents or instruments as Company may reasonably request.

         SECTION 3.3 DISBURSEMENT OF LOAN. Company shall disburse the Loan as follows: (i) $806,245.83 shall be paid to the Prudential Securities Incorporate, which shall constitute payment in full of Borrower's margin loan; and (ii) $93,754.17 shall be paid to Borrower, as reimbursement for payments previously made on Borrower's margin loan.

         SECTION 3.4 PAYMENT OF COSTS. Company and Borrower shall each pay their respective costs incident to the Loan, including all costs and expenses incurred by either Company or Borrower and the fees and expenses of counsel, accountants and other consultants, assisting in this matter at the request of either Company or Borrower and their respective representatives.

                                   ARTICLE IV
                   EVENTS OF DEFAULT AND REMEDIES; TERMINATION

         SECTION 4.1 EVENTS OF DEFAULT. Each of the following shall be an "Event of Default":

         (a) Borrower shall violate or breach, or should fail fully and completely to observe, perform, satisfy or comply with, any of the terms, covenants or conditions set forth in this Agreement, the Note or the Pledge Agreements; or

         (b) Any Event of Default under (and as such term is defined in) the Note or the Pledge Agreements shall exist.

         SECTION 4.2 REMEDIES ON DEFAULT. Whenever an Event of Default shall have occurred and be subsisting, any one or more of the following remedial steps may be taken:

         (a) If the Loan has not been disbursed, Company may terminate any and all of its obligations under this Agreement; or

         (b) Company may pursue all or any combination of the remedies specified in this Agreement, the Note, the Pledge Agreements or any other Loan Document, or which now or hereafter exist in statute, at law or in equity, to collect all amounts then due and thereafter to become due under this Agreement, the Note, the Pledge Agreements or any other Loan Document, or to enforce the performance and observance of any other obligation or agreement of Borrower under the Loan Documents.

         SECTION 4.3 NO REMEDY EXCLUSIVE. No remedy conferred upon or reserved to Company by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, each other Loan Document, or now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Company to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly provided for herein or required by law.

         SECTION 4.4 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. If an Event of Default shall occur and Company should incur expenses, including attorneys' fees, in connection with the enforcement of this Agreement or any other Loan Document, or the collection of sums due thereunder, Borrower shall reimburse Company for the expenses so incurred upon demand. If any such expenses are not so reimbursed, the amount thereof, together with interest thereon from the date of demand for payment at the Applicable Interest Rate (as defined in the Note), shall constitute indebtedness secured by the Pledge Agreements, and in any action brought to collect such indebtedness or to foreclose or enforce the Pledge Agreements, Company shall be entitled to seek the recovery of such expenses in such action.

         SECTION 4.5 NO WAIVER. No failure by Company to insist upon the strict performance by Borrower of any provision hereof shall constitute a waiver of his right to strict performance, and no express waiver shall be deemed to apply to any other existing or subsequent right to enforce the failure by Borrower to observe or comply with any provision hereof.

                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1 TERM OF AGREEMENT. This Agreement shall be and remain in full force and effect from the date of its delivery until (a) the termination of this Agreement pursuant to the terms hereof or (b) such time as the Loan shall have been fully and indefeasably repaid and all other sums payable by Borrower under this Agreement, the Note, the Pledge Agreements and the other Loan Documents shall have been paid.

         SECTION 5.2 NOTICES. All notices, requests or other communications hereunder shall be given in accordance with Section 17 of the Pledge Agreements.

         SECTION 5.3 EXTENT OF COVENANTS OF COMPANY; NO PERSONAL LIABILITY. All covenants, obligations and agreements of Company contained in this Agreement shall be effective only to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any director, officer or agent of Company, and no such Person shall be personally liable or in any way personally obligated by reason hereof.

         SECTION 5.4 BINDING EFFECT. This Agreement shall inure to the benefit of, and shall be binding in accordance with its terms upon, Company and its successors and assigns, and on Borrower and his heirs, estate, executors, administrators and personal representatives.

         SECTION 5.5 AMENDMENTS AND SUPPLEMENTS. This Agreement may not be amended or supplemented except by an instrument in writing executed by Company and Borrower.

         SECTION 5.6 EXECUTION COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original, and all of which shall constitute but one and the same instrument.

         SECTION 5.7 SEVERABILITY. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, such determination shall not affect any other provision, covenant, obligation or agreement, each of which shall be construed and enforced as if such invalid or unenforceable portion were not contained herein. Such invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement, shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law.

         SECTION 5.8 CAPTIONS. The captions and headings in this Agreement shall be solely for convenience of reference and shall in no way define, limit or describe the scope or intent of any provisions or Sections of this Agreement.

         SECTION 5.9 GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the state of Georgia and for all purposes shall be governed by and construed in accordance with the laws of Georgia without regard to conflict of laws principals.

         SECTION 5.10 CONFLICTS. To the extent that the terms and conditions of this Agreement conflict with any term and condition of the Note and/or the Pledge Agreements, the terms and conditions of the Note and the Pledge Agreements shall control.

         SECTION 5.11 NUMBER AND GENDER. The use in this Agreement of singular, plural, masculine, feminine and neuter pronouns, shall include the others as the context may require. Should more than one Person execute this Agreement as Borrower, the words "Borrower," "he," and "his" as used herein shall include all such Persons collectively, and each such Person individually, and each Borrower shall be jointly and severally liable hereunder.

         IN WITNESS WHEREOF, this Agreement has been executed and delivered all as of the date hereinbefore written.

                                  COMPANY:

                                  HORIZON MEDICAL PRODUCTS, INC.


                                  By:      /s/ William E. Peterson, Jr.
                                     ------------------------------------------

                                  Its:     President
                                      -----------------------------------------

                                  BORROWER:

                                           /s/ Marshall B. Hunt
                                  ---------------------------------------------
                                  MARSHALL HUNT












                       [SIGNATURE PAGE TO LOAN AGREEMENT]

         IN WITNESS WHEREOF, this Agreement has been executed and delivered all as of the date hereinbefore written.

                                  COMPANY:

                                  HORIZON MEDICAL PRODUCTS, INC.


                                  By:
                                     ------------------------------------------

                                  Its:
                                      -----------------------------------------


                                  BORROWER:

                                  HUNT FAMILY INVESTMENTS, L.L.L.P.


                                  By:   /s/ Marshall B. Hunt
                                     ------------------------------------------
                                  Its:  Managing General Partner
                                      -----------------------------------------

















                       [SIGNATURE PAGE TO LOAN AGREEMENT]

                                    EXHIBIT C
                                 LOAN AGREEMENT
                HORIZON MEDICAL PRODUCTS, INC./MARSHALL B. HUNT

                             Secured Promissory Note
                                (attached hereto)

                                    EXHIBIT D
                                 LOAN AGREEMENT
                HORIZON MEDICAL PRODUCTS, INC./MARSHALL B. HUNT

                                Pledge Agreements
                                (attached hereto)

                                    EXHIBIT E
                                 LOAN AGREEMENT
                HORIZON MEDICAL PRODUCTS, INC./MARSHALL B. HUNT

                  Pledge and Assignment of Note and Collateral
                                (attached hereto)

                                   EXHIBIT 1.2
                                 LOAN AGREEMENT
                HORIZON MEDICAL PRODUCTS, INC./MARSHALL B. HUNT


                  Holder                          Number of Shares                Class           Certificate No.
                  ------                          ----------------                -----           ---------------
             Marshall B. Hunt                        1,889,733                Common Stock               73

    Hunt Family Investments, L.L.L.P.                 924,210                 Common Stock               72